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          T. ROWE PRICE
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          NEW ERA FUND, INC.
          Supplement to Prospectus dated May 1, 1996
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          Effective March 1, 1997 the paragraph entitled "Portfolio
          Management" on page 11 of the Prospectus in the section entitled "Organization and Management," will be replaced with the following:

          Portfolio Management. The fund has in Investment Advisory Committee composed of the following members: Charles M. Ober, Chairman, Hugh M. Evans III, Richard P. Howard, James A.C. Kennedy III, David M. Lee, and David J. Wallack. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Ober was appointed as the fund's chairman in 1997. Mr. Ober joined T. Rowe Price in 1980 and has been managing investments since 1987.

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          The date of this supplement is January 31, 1997.
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